Exhibit 10.2
July 30, 2024
Berry Petroleum Company, LLC
16000 N. Dallas Pkwy., Suite 500
Dallas, TX 75248
Attn: Michael Helm
Re:    Amendment to Section 9.18 of Credit Agreement
Ladies and Gentlemen:
Reference is hereby made to that certain Credit Agreement, dated as of August 26, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), by and among Berry Petroleum Company, LLC, a Delaware limited liability company (the “Borrower”), Berry Corporation (bry), a Delaware corporation (“Parent”), each of the lenders from time to time party thereto (the “Lenders”), and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”). Capitalized terms used herein without definition shall have the meanings given to them in the Credit Agreement.

The Borrower, Parent, the other Loan Parties party hereto, the Administrative Agent and the Required Lenders desire to enter into this letter agreement (this “Letter Agreement”) with respect to the Credit Agreement, and, in consideration of the mutual agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.Amendment to Section 9.18 of Credit Agreement. In reliance on the representations and warranties of the Loan Parties contained herein, and subject to the receipt by the Administrative Agent of executed counterparts of this Letter Agreement from the Loan Parties and the Required Lenders, Section 9.18(a) of the Credit Agreement is hereby amended, effective as of the date hereof, by replacing the reference therein to “with a tenor not to exceed 48 months” with a reference to “with a tenor not to exceed 60 months”.
2.Confirmation and Effect. The provisions of the Credit Agreement (as amended by this Letter Agreement) shall remain in full force and effect in accordance with their terms following the effectiveness of this Letter Agreement, and this Letter Agreement shall not constitute a waiver of any provision of the Credit Agreement or any other Loan Document, except as expressly provided for herein. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.
3.     Representations and Warranties. To induce the Administrative Agent and the Required Lenders to enter into this Letter Agreement, each of the Loan Parties hereby expressly (i) acknowledges the terms of this Letter Agreement, (ii) ratifies and affirms its obligations under the Loan Documents to which it is a party, (iii) acknowledges and renews its continued liability under the Loan Documents to which it is a party, (iv) agrees, with respect to Parent, that its guarantee under Article XIII of the Credit Agreement remains in full force and effect with respect to the Guaranteed Obligations as amended hereby, (v) agrees, with respect to the Guarantors other than Parent, that the Guaranty Agreement remains in full force and effect with respect to the Obligations as amended hereby, and (vi) represents and warrants to the Lenders and the Administrative Agent that each representation and warranty of such Loan Party contained in the Credit Agreement and the other Loan Documents to which it is a party is true and correct in all material respects as of the date hereof, after giving effect to this Letter Agreement, except (A) to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date hereof, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date, and (B) to the extent that any such representation and warranty is expressly qualified by materiality or by reference to Material Adverse Effect, such representation and warranty (as so qualified) shall continue to be true and correct in all respects.
4.     Miscellaneous.
(a)    The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Letter Agreement, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable and documented fees and disbursements of counsel to the Administrative Agent, in each case, to the extent so provided in Section 12.03 of the Credit Agreement.
(b)     This Letter Agreement may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Letter Agreement until a counterpart hereof has been executed by each Loan Party, the Administrative Agent and the Required Lenders.
(c)     Delivery of a counterpart of this Letter Agreement by facsimile or other electronic transmission (e.g., pdf) shall be effective as originals.
(d)     THIS LETTER AGREEMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES REGARDING THE MATTERS SET FORTH HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
(e)     This Letter Agreement constitutes a Loan Document under and as defined in the Credit Agreement.
(f)     This Letter Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.
If you are in agreement with the foregoing, please execute this Letter Agreement in the space indicated below and return an executed counterpart of this Letter Agreement to Paul Hastings LLP., counsel to the Administrative Agent, at 2001 Ross Avenue, Suite #700-168, Dallas, TX 75201 Attn: Christina Ta (email: christinata@paulhastings.com).
[Signature Pages to Follow]

Very truly yours,
JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and a Lender

By: /s/ Michael A Harvey
Name:    Michael A. Harvey
Title:    Authorized Officer

[Signature Page to Letter Agreement – Berry Petroleum Company, LLC]

Agreed and Acknowledged:

BORROWER:    BERRY PETROLEUM COMPANY, LLC
    By: /s/ Michael Helm
    Name: Michael Helm
    Title: Vice President, Chief Financial Officer and Chief Accounting Officer

PARENT AND A GUARANTOR:    BERRY CORPORATION (BRY)
    By: /s/ Michael Helm
    Name: Michael Helm
    Title: Vice President, Chief Financial Officer and Chief Accounting Officer

OTHER GUARANTORS:    MACPHERSON ENERGY, LLC
    By: /s/ Michael Helm
    Name: Michael Helm
    Title: Vice President, Chief Financial Officer and Chief Accounting Officer

    MACPHERSON OIL COMPANY LLC
    By: /s/ Michael Helm
    Name: Michael Helm
    Title: Vice President, Chief Financial Officer and Chief Accounting Officer

MACPHERSON ROUND MOUNTAIN HOLDINGS, LLC
    By: /s/ Michael Helm
    Name: Michael Helm
    Title: Vice President, Chief Financial Officer and Chief Accounting Officer

[Signature Page to Letter Agreement – Berry Petroleum Company, LLC]

MACPHERSON POWER COMPANY, LLC
    By: /s/ Michael Helm
    Name: Michael Helm
    Title: Vice President, Chief Financial Officer and Chief Accounting Officer

MACPHERSON POWER COMPANY, L.P.

By: MACPHERSON POWER COMPANY, LLC, its general partner
    By: /s/ Michael Helm
    Name: Michael Helm
    Title: Vice President, Chief Financial Officer and Chief Accounting Officer

MACPHERSON OPERATING COMPANY, LLC
    By: /s/ Michael Helm
    Name: Michael Helm
    Title: Vice President, Chief Financial Officer and Chief Accounting Officer

MACPHERSON OPERATING COMPANY, L.P.

By: MACPHERSON OPERATING COMPANY, LLC, its general partner
    By: /s/ Michael Helm
    Name: Michael Helm
Title: Vice President, Chief Financial Officer and Chief Accounting Officer

MACPHERSON POWER COMMERCIAL SERVICES, LLC
    By: /s/ Michael Helm
[Signature Page to Letter Agreement – Berry Petroleum Company, LLC]

    Name: Michael Helm
Title: Vice President, Chief Financial Officer and Chief Accounting Officer

MACPHERSON POWER COMMERCIAL SERVICES, L.P.

By: MACPHERSON POWER COMMERCIAL SERVICES, LLC, its general partner
    By: /s/ Michael Helm
    Name: Michael Helm
Title: Vice President, Chief Financial Officer and Chief Accounting Officer

MACPHERSON LAND COMPANY, LLC
    By: /s/ Michael Helm
    Name: Michael Helm
Title: Vice President, Chief Financial Officer and Chief Accounting Officer

MACPHERSON LAND COMPANY, L.P.

By: MACPHERSON LAND COMPANY, LLC, its general partner
    By: /s/ Michael Helm
    Name: Michael Helm
Title: Vice President, Chief Financial Officer and Chief Accounting Officer

MACPHERSON GREEN POWER COMPANY, LLC
    By: /s/ Michael Helm
    Name: Michael Helm
Title: Vice President, Chief Financial Officer and Chief Accounting Officer

[Signature Page to Letter Agreement – Berry Petroleum Company, LLC]

LENDERS:                    KEYBANK NATIONAL                                         ASSOCIATION, as a Lender and Issuing Bank

By: /s/ David M. Bornstein
Name:    David M. Bornstein
Title:    Senior Vice President

[Signature Page to Letter Agreement – Berry Petroleum Company, LLC]

TRI COUNTIES BANK, as a Lender

By: /s/ Jennifer Meadors
Name:    Jennifer Meadors
Title:    VP, Senior Portfolio Manager

[Signature Page to Letter Agreement – Berry Petroleum Company, LLC]

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By: /s/ Chistopher Kuna
Name:    Chistopher Kuna
Title:    Senior Director

[Signature Page to Letter Agreement – Berry Petroleum Company, LLC]

GOLDMAN SACHS LENDING PARTNERS LLC, as a Lender

By: /s/ Sarah Kiernan
Name:    Sarah Kiernan
Title:    Authorized Signatory

[Signature Page to Letter Agreement – Berry Petroleum Company, LLC]

MACQUARIE BANK LIMITED, as a Lender

By: /s/ Bruce See
Name:    Bruce See
Title:    Division Director

By: /s/ Chris Horne
Name:    Chris Horne
Title:    Division Director

Signed in Sydney under MBL POA No. 3322, expiring 31
January 2025

[Signature Page to Letter Agreement – Berry Petroleum Company, LLC]

CATHAY BANK, as a Lender

By: /s/ Dale T Wilson
Name:    Dale T Wilson
Title:    Senior Vice President

[Signature Page to Letter Agreement – Berry Petroleum Company, LLC]